
PRIMO
PRIMO

Primo Water Corporation

Safe-Harbor

This presentation contains certain statements that are not based on historical fact and are "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which are subject to the "safe harbor" created by those provisions. These statements include, among others, certain financial, performance and operational targets, proposed new product launches in 2019 and expected growth in bottled water consumption. These statements can otherwise be identified by the use of words such as "anticipate," "believe," "could," "estimate," "expect," "feel," "forecast," "intend," "may," "plan," "potential," "project," "seek," "should," "would," "will," and similar expressions intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Certain statements contained herein are not based on historical fact and are "forward-looking statements" within the meaning of the applicable securities laws and regulations. Owing to the uncertainties inherent in forward-looking statements, actual results could differ materially from those stated herein. Factors that could cause actual results to differ materially from those in the forward-looking statements include, but are not limited to, the loss of major retail customers of the Company or the reduction in volume or change in timing of purchases by major retail customers; the consolidation of retail customers and disruption of the retail business model; lower than anticipated consumer and retailer acceptance of and demand for the Company's products and services; difficulties realizing incremental, sustainable and long-term growth from the insights we discovered in the third quarter of 2018 related to downtime of certain Glacier Refill machines, including the extent to which the previously announced implementation of credit card reader installation program on Refill machines will permanently resolve related downtime issues going forward and the difficulties retaining and growing the customer base targeted by such Refill machines; our inability to effectively move forward with a unified Primo brand in our Refill segment, including difficulties bringing the Primo brand to all Glacier Refill locations within our anticipated timeline and recognizing the anticipated benefits and synergies of the brand unification; the effectiveness of our marketing and brand activation strategy, the risk that we will not realize all of the anticipated benefits of such strategy (including increased sales volume, revenue and customer loyalty) and the time and costs associated with the development and implementation of new marketing strategies in the event our current strategies do not achieve the anticipated results; the highly competitive environment in which we operate and the entry of a competitor with greater resources into the marketplace; competition and other business conditions in the water and water dispenser industries in general; the impact of adverse weather conditions; adverse changes in the Company's relationships with its independent bottlers, distributors and suppliers in its Exchange business; the loss of key Company personnel; risks associated with the Company's potential expansion into international markets, particularly with China, that could be harmful to our business and operations; recently imposed tariffs that cover certain of our products, the potential for increases in existing tariffs or new tariffs, which may materially adversely affect our business, and other potential changes in international trade relations implemented by the U.S. presidential administration; the adverse effect of any suspension, revocation, expiration, non-renewal or other loss of our recently secured temporary exemption from existing tariffs (including the extension of applicable tariffs beyond the duration of our temporary exclusion); the potential for activist investors to cause us to incur substantial costs, divert management's attention and resources, and the related adverse effects on our business, financial condition and results of operation; the Company's experiencing product liability, product recall or higher than anticipated rates of sales returns associated with product quality or safety issues; dependence on key management information systems; the Company's inability to efficiently expand operations and capacity to meet growth; the Company's inability to develop, introduce and produce new product offerings within the anticipated timeframe or at all; general economic conditions; the possible adverse effects that decreased discretionary consumer spending may have on the Company's business; changes in the regulatory framework governing the Company's business; significant liabilities or costs associated with litigation or other legal proceedings; the possibility that our ability to use our net operating loss carryforwards in the United States may be limited; the restrictions imposed upon our business as a result of the restrictive covenants contained in our credit agreements; the Company's inability to comply with its covenants in its credit facility; the possibility that we may fail to generate sufficient cash flow to service our debt obligations; the negative effects that global capital and credit market issues may have on our liquidity; the costs of borrowing on our operations as well as other risks described more fully in the Company's filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K filed on March 7, 2018 and its subsequent filings under the Securities Exchange Act of 1934. Forward-looking statements reflect management's analysis as of the date of this press release. The Company does not undertake to revise these statements to reflect subsequent developments, other than in its regular, quarterly earnings releases or as otherwise required by applicable securities laws.

This presentation includes the non-U.S. GAAP financial measure Adjusted EBITDA. Adjusted EBITDA is calculated as net (loss) income before depreciation and amortization; interest expense, net; income tax (benefit) provision; non-cash change in fair value of warrant liability; non-cash, stock-based compensation expense; non-recurring and acquisition-related costs; and impairment charges and other. The Company believes the non-U.S. GAAP financial measure provides useful information to management and investors regarding certain financial and business trends relating to the Company's financial condition and results of operations. Management uses Adjusted EBITDA to compare the Company's performance to that of prior periods for trend analyses and planning purposes. Non-U.S. GAAP measures should not be considered in isolation or as a substitute for, or superior to, financial measures calculated in accordance with U.S. GAAP. These non-U.S. GAAP measures exclude significant expenses that are required by U.S. GAAP to be recorded in the Company's financial statements and are subject to inherent limitations. Please refer to the Company's earnings press releases for a reconciliation of non-U.S. GAAP financial measures to the most comparable measures prepared in accordance with U.S. GAAP.



Agenda

- Company Overview
- Why We Believe
- Our Path Forward

1 Overview



A Bold Purpose
THE PRIMO WAY

PURPOSE
Why We Exist

Inspiring Healthier Lives Thru Better Water.

VALUES
What We Believe In

- Empathy
- Community
- Smarts
- Resourcefulness
- Integrity
- Commitment

VISION
What We Will Accomplish

Primo will be a **highly valued** business operating throughout North America.

We will be the **leader in all categories** we compete in – Dispensers, Exchange water and Refill water.

Our **consumers will be extremely loyal** because we deliver world class experiences at great value.

Our clients will consider us **valued partners.**

Our highly engaged team will be **metric-focused** and experts in best in class service, processing transactions, managing change, relationships and storytelling.

We will **create people development opportunities** for associates that promote health, wellness, and career development to empower associate productivity.

STRATEGIES
How Will We Achieve Our Vision

- Grow household **penetration**
- Improve **connectivity** with dispensers
- Increase **same-store sales**
- Optimize **cost to serve**
- Foster **highly engaged teams**







Experienced Company w/ Attractive Model

Company Snapshot

- Founded in 2004 to provide high-quality water for families
- Only **single-vendor solution** of water dispensers and bulk water for retailers
- History of successful strategic partnerships & acquisitions

Financial Snapshot

Net Sales
$286M 2017 → **$306M** Mid-point*

Adjusted EBITDA
$55M 2017 → **$56M** Mid-point*

26 Consecutive quarters of same-store unit growth over **+6%;** further acceleration in Q3'18 to **+10.4%**

400+ bps of Adj. EBITDA margin expansion from 2015 – 2018*

Dispensers "The Razor"

ONLY ~5% of U.S. HOMES have a DISPENSER

ASP $9.99 - $279

*Locations **~7,300***



Exchange Water "The Razorblade"



5-Gallon
ASP $6.99
($1.40 / Gal)

AVERAGE OF 35 ANNUAL PURCHASES

*Locations **~13,200***

Refill Water "The Razorblade"



5-Gallon
ASP $1.75
($0.35 / Gal)

WEEKLY GROCERY TRIPS

*Locations **~24,900***

Source: Company Data and Management Estimates. * = Mid-point of 2018 Guidance.

PRIMO

Disruptors, Challengers & Brand Builders

Strong History of Growth and Value Creation

($ in millions)

Sales



$350
$300
$250
$200
$150
$100
$50
$-
$106
$127
$143
$286
$304 - $308
2014
2015
2016
2017
2018E

Adjusted EBITDA[1]



$60
$50
$40
$30
$20
$10
$-
$13.0
$18.1
$24.1
$54.7
$54 - $58
2014
2015
2016
2017
2018E

(1) Adjusted EBITDA is a non-GAAP measure and excludes primarily non-cash stock compensation expense and non-recurring and acquisition-related costs.

Long-Term Performance Targets

Financial Metric	3-5 Year Targets	Explanation
Net Sales Growth	**5-8%**	Marketing and Awareness Could Accelerate Growth
Gross Profit % of Net Revenue	**31-33%**	Driven by Sales Mix and Gross Margin Expansion in Refill
Adjusted SG&A % of Net Sales(1)	**9-11%**	Will fluctuate based upon seasonality and timing of Marketing investments
Adjusted EBITDA Margin % of Net Sales(2)	**20-22%**	Balancing reinvestments into organic growth and expanding Adjusted EBITDA margin
Total Leverage	**2.0-2.5x**	Optimal levels to provide flexibility

Note: These targets are forward looking, reflect management's estimates and assumptions based on presently available information and are subject to business, economic and competitive uncertainties, many of which are beyond the control of the company and its management. Actual results may differ materially from these targets.
(1) Adjusted SG&A is a non-GAAP measure and excludes primarily non-cash stock compensation expense and non-recurring and acquisition-related costs.
(2) Adjusted EBITDA is a non-GAAP measure and excludes primarily non-cash stock compensation expense and non-recurring and acquisition-related costs.

Ongoing Governance Enhancements and Shareholder Engagement

Illustrative Highlights: 2011 to 2019

The Right Board of Directors

- Ongoing Board refreshment with 4 of our 8 directors joining the board since the IPO in 2010 and 3 of 8 in the last 4 years
- Appointed Susan Cates as lead independent director
- Committed to a Board with diversely experienced business leaders
- Implemented a Board Diversity Policy

Enhancing Corporate Governance

- Robust shareholder engagement designed to solicit feedback
- Board of Directors elected to change to annual say-on-pay voting
- Separated role of Chairman and CEO
- Adopted Board retirement age of 75
- Adopted new policy on Compensation Committee leadership rotation

Strategic Capital Allocation

- In 2018, completed debt recapitalization with new credit facility resulting in significantly lower leverage, a 400 basis point reduction in cost of debt resulting in $10 million in annualized interested savings and significantly improved borrowing capacity and flexibility

Aligning Executive Compensation

- Terminated previous executive compensation plan and adopted a long term performance plan to re-align executive compensation with the interests of shareholders
- Additional disclosures and solicitation of feedback from shareholders
- Adopted Board of Director Compensation and Stock Ownership Policy

PRIMO

2

Why We Believe




Three Driving Factors
Failing Tap Water Quality
PRIMO
DRINK BIG. DRINK HEALTHY.
Increased Focus on Health & Wellness Habits at Home
Environmentally Sustainable Solutions

We Believe…Because


Tap Water is a Real Problem


63% of Americans are now concerned a "great deal" about drinking water pollution


$300B Needed to Fix U.S. Water Infrastructure

Leaking pipes in the U.S. lose an estimated 6-Billion Gallons of drinking water per day and ~240,000 water main breaks occur each year.

Source: BBC News, November 2017; Chicago Tribune, April 2018; Fox 61, May 2018.

…Because Tap Water Sucks






Flint, MI - - Lead
Kalamazoo, MI - - PFAS
Chicago, IL - - Lead
Salem, OR - - Algae Bloom
Meriden, CT - - Chlorine
D.C. – Water Distribution Failure
Austin, TX - - Citywide Boil Alert

…Because Lead was Just the Beginning

THE SPREAD OF TOXIC PFAS POLLUTION SITES


WA
OR
ID
MT
WY
ND
SD
NE
NV
UT
CO
CA
AZ
NM
KS
OK
TX
MN
IA
MO
AR
LA
WI
IL
IN
MI
OH
KY
TN
MS
AL
GA
SC
NC
VA
PA
NY
FL
AK
2001

THE SPREAD OF TOXIC PFAS POLLUTION SITES


WA
OR
ID
MT
WY
ND
SD
NE
NV
UT
CO
CA
AZ
NM
KS
OK
TX
MN
IA
MO
AR
LA
IL
IN
OH
KY
MS
GA
PA
NY
2018

PRIMO

...Because We are Part of a Gigantic Movement

Bottled water per capita consumption eclipsed soda per capita consumption in 2016 and continues to increase



50
45
40
35
30
25
20
15
10
5
0
2009
2010
2011
2012
2013
2014
2015
2016
2017E

Bottled water growth has almost triple the CAGR growth of the next fastest growing beverage, sports drinks



(3.0%)
Juice
(1.9%)
Carbonates
1.6%
Soft Drinks
2.3%
Sports Drinks
6.5%
Bottled Water

Strong growth expected to continue in the foreseeable future



CAGR: +6.4%
13.7
2017P
14.7
2018P
15.7
2019P
16.6
2020P
17.6
2021P

(1) Beverage Marketing Corporation: U.S. Bottled Water through 2021; July 2017. (2) Euromonitor: Soft Drinks, March 2017.

PRIMO

...Because the World Will Become More Sustainable

Exchange Water "The Razorblade"

- Pre-Filled and Delivered Direct to Stores



Refill Water "The Razorblade"

- Water is Vended On-Site



PRIMO
REFILL STATION
PRIMO



ONE 5-GALLON PRIMO WATER® BOTTLE...
sanitized up to 40 times before recycling
saves over
1,500
single-serve
bottles...
Based on 16.9 oz single-serve bottle, 2013 EPA recycling rate of 31.3%, US National Park Service decomposition rates.
more than 1,000 of which could end up in a landfill
where they take 450 years or more to decompose.

PRIMO

…Because Primo is the Best Solution for Hydrating a Household

ESTIMATED 25-30% MORE WATER CONSUMPTION WHEN PRIMO DISPENSER IS IN THE HOUSEHOLD

PITCHERS HARD TO REACH



CASE-PACK HARD TO OPEN



Source: Company Research.



Well Positioned To Activate The Brand


1
WIN PRODUCT
Install Locations
Establish Distribution
Compelling Proposition
(Consumer & Retailer)
2
REACH SCALE
Retail Prominence
Product Relevance
Transformative Partnerships
& Acquisitions
3
TIPPING POINT
Activate the Brand
Workforce & Customers
Challenge Status Quo
Macro Tailwinds
Engaged Consumers

Two Additional Reasons

1



- Section 301 – Tariff of 25% began July 2018, effected full-size water dispensers
- Consumer demand or sell-thru was impacted in the 3rd and 4th quarters as Retailers adjusted on-shelf pricing
- Certain retailers weathered the storm with the IRC promotion and selective price roll-backs
- In December the category received retroactive exemption, which will allow on-shelf pricing to be reduced in 2019

2



- Primo entered into an exclusive 7-year licensing arrangement with TRC Investments to bring Refill to Mexico
- TRC was previously involved throughout Latin America with Under Armour, Oakley among others
- Arrangement includes an option to purchase the business upon hitting certain financial targets during the agreement


3
Our Path Forward

Clear Strategies for Growth


Brand **Activation**
Grow Household **Penetration** of Dispensers
Improve **Connectivity** of Water & Dispensers
Increase **Same-Store Sales**
Optimize Service & **Cost To Serve**
Generate **Cash Flow**
PRIMO
DRINK BIG. DRINK HEALTHY.

Activating Our Brand w/ Marketing



Primo Water
Introducing the Primo water starter kit included: A 5-gallon bottle of purified Primo water, a rechargeable electronic pump (to take anywhere on the go-charged with a USB port) AND coupons for free Primo water! Plus FREE shipping! $62 value.
$40
PRIMO
WATER, PUMP & FREE WATER COUPONS
+ FREE SHIPPING
Primo Water
Bottled Water Supplier
Shop Now



EVERYTHING'S
BIGGER
IN AMARILLO
PRIMO



PRIMO
169
2



Primo Love
42,127
People Reached
989
Engagements



CYBER
MONDAY
DEAL
$160
$128



9,954



1,119
196



OFFICIAL WATER OF petcon
228

PRIMO

Innovative Lineup to Drive Household Penetration



PRIMO

SRP $9.99 - $49.99

SRP $99.99 - $149.99

SRP $169.99 - $279.99

~5% of U.S. Households have a Dispenser



PRIMO

…Consumers are Responding


GROWING DISPENSER HOUSEHOLDS
200,000
180,000
160,000
140,000
120,000
100,000
80,000
Q1 12
Q3 12
Q1 13
Q3 13
Q1 14
Q3 14
Q1 15
Q3 15
Q1 16
Q3 16
Q1 17
Q3 17
Q1 18
Q3 18

PRIMO

… We're Driving Connectivity to Water

GROW DISPENSER HOUSEHOLDS → **IMPROVE WATER CONNECTIVITY** → **INCREASE SAME-STORE-SALES**

- From a **Black Friday Promotion** to an **Everyday Consumer Offer** – Free Water with Purchase of a Dispenser
- **Drove** dispenser sell-thru during tariff environment
- **Acceleration** in Exchange **Same-Store-Sales** Unit Growth:
  - 2017 6%+ → Q1 '18 <u>9.5%</u> → Q2 '18 <u>9.7%</u> → Q3 '18 <u>10.4%</u>

EVERYDAY OFFER


FREE
5-Gallon Bottle of Primo Water
with pruchase of white Primo® Top-Leading Water Dispenser
Available at Walmart

PRIMO

...and Accelerating Growth in Exchange


U.S. EXCHANGE SSS UNIT GROWTH
4,500,000
4,000,000
3,500,000
3,000,000
2,500,000
2,000,000
1,500,000
1,000,000
500,000
-
5.0%
14.7%
13.0%
21.2%
12.1%
10.6%
8.5%
9.6%
12.1%
9.7%
10.5%
10.8%
8.6%
8.7%
11.6%
9.2%
9.3%
9.7%
8.9%
9.6%
6.1%
6.2%
6.2%
6.1%
9.5%
9.7%
10.4%
Q1 12 Q2 12 Q3 12 Q4 12 Q1 13 Q2 13 Q3 13 Q4 13 Q1 14 Q2 14 Q3 14 Q4 14 Q1 15 Q2 15 Q3 15 Q4 15 Q1 16 Q2 16 Q3 16 Q4 16 Q1 17 Q2 17 Q3 17 Q4 17 Q1 18 Q2 18 Q3 18
SSS Growth
Units

PRIMO

Driving Innovation in Refill

2016	2017	2018	2019
Acquisition & Integration → (Glacier Water)	Integrating Shared Service Teams; Refill Pricing Tests	National Pricing Rollout; Implementation of e-Refunds (Zelle); Video Screens; Nationwide Installation of Credit Card Readers (NAYAX); National Re-route & Implementation of New Handheld Technology (TrackVia, omnitracs); Salesforce Implementation	#1-Brand →; New Money Counting Hardware & Software (Cummins Allison)

Primo has invested heavily to create an integrated and powerful refill business using technology as a differentiator

System Enhancements to Drive Refill Uptime

Fixed Two-Week Routing Regardless of Store Performance	25+ Year-Old Handheld Technology	100% Cash & Coin Payment	Zero Visibility Into Downtime; Issues Typically Not Discovered Until Next Service
Varied One to Four-Week Routing Based on Store Performance & Water Quality	New MARS Handheld Technology with Bluetooth Capabilities	Technology that Allows for Card Payment and Digital Cardless Payment	Near-Instant & Continuous Visibility into Issues That Take Machines Offline

PRIMO

A Platform of New Technology with Significant Potential


ERROR
DATA
FEED
NAYAX
aws
SQL
salesforce
PRIMO
M.A.R.S.

PRIMO

Surpassed Our Q4 Installation Target

KEY ACTIVITIES

(Thru 12/31)

1. ~6,500 Credit Card Readers ("CCR") installed
2. CCR & Tech Platform is auto dispatching service calls to technicians
3. Closing CCR dispatched service calls in 2-4 days
4. Targeting all Coin machines w/ CCR installed by 6/30/2019

CCR INSTALLS



18k
15k
12k
9k
6k
3k
6,500
ALL
Q4 '18
Q2 '19

DOWNTIME



14
12
10
8
6
4
2
7-10
12-15
2-4
PRE ROUTING
POST ROUTING
CCR STORES

Smarter Service > Efficient Service > Consumer First

Investment Highlights

Large Opportunity with Attractive Secular Growth Drivers

North America's leading single source provider at Retail of Water Dispensers and Multi-Gallon Water Solutions

Only 5% of Homes in the U.S. have a Water Dispenser

Clearly Defined Strategies to Drive Profitable Growth

Innovative Water Dispensers to Drive New Homes and Recurring Water Sales

Highly Experienced and Passionate Management Team


PRIMO®
DRINK BIG. DRINK HEALTHY.